Security Equity Fund

Security Large Cap Value Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated May 2, 2013

to the Statutory Prospectuses and Statement of Additional Information Dated January 28,

2013, as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectuses and Statement of Additional Information (“SAI”).

Effective April 30, 2013, the Large Cap Core Fund, Large Cap Core Institutional Fund, Mid Cap Growth Fund and Mid Cap Growth Institutional Fund have changed their names and investment strategies, and they are no longer offered in the Statutory Prospectuses and SAI referenced above.

The Large Cap Core Fund, Large Cap Core Institutional Fund, Mid Cap Growth Fund and Mid Cap Growth Institutional Fund have been renamed the Guggenheim StylePlus – Large Core Fund, Guggenheim StylePlus – Large Core Institutional Fund, Guggenheim StylePlus – Mid Growth Fund and Guggenheim StylePlus – Mid Growth Institutional Fund, respectively. You may find new Statutory Prospectuses and a new SAI relating to these Funds at http://www.guggenheiminvestments.com/services/prospectuses-and-reports.

Please Retain This Supplement for Future Reference

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